SUPPLEMENT DATED MAY 1, 2012

To Prospectus Dated May 1, 2009 – for TransAccumulator® VUL II &
TransAccumulator® VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-6

By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS:

Please note the following changes to your investment options:

Effective August 16, 2011:

•	Transamerica Clarion Global Real Estate Securities Variable Portfolio: The portfolio’s sub-adviser, ING Clarion Real Estate Securities, LLC was renamed CBRE Clarion Securities, LLC.

Effective December 9, 2011:

•	Transamerica Morgan Stanley Growth Opportunities Variable Portfolio merged with Transamerica Morgan Stanley Mid-Cap Growth Variable Portfolio.
•	Transamerica WMC Diversified Equity Variable Portfolio merged with Transamerica WMC Diversified Growth Variable Portfolio.

Effective February  17, 2012:

Transamerica Asset Management, Inc. assumed full responsibility for the day-to-day management of the following portfolios:

Transamerica Asset Allocation - Conservative Variable Portfolio
Transamerica Asset Allocation - Growth Variable Portfolio
Transamerica Asset Allocation - Moderate Growth Variable Portfolio
Transamerica Asset Allocation - Moderate Variable Portfolio
Transamerica International Moderate Growth Variable Portfolio

Todd R. Porter, CFA, was selected as portfolio manager for the portfolios.  Mr. Porter was a portfolio construction consultant for each portfolio other than the Transamerica International Moderate Growth VP portfolio from the portfolio’s inception through 2005, and served as portfolio manager for the portfolios in 2005 and 2006.  Mr. Porter also served as portfolio manager for Transamerica International Moderate Growth VP in 2006.

The information in your prospectus regarding Morningstar is deleted in its entirety and all references to Morningstar are also deleted.

Please see the Transamerica Series Trust prospectus for any changes regarding the portfolios listed above.

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The following replaces the respective paragraph under “Revenue We Receive”:

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the Policies, indirectly receives 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.
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The following paragraph is added to the section entitled “Disruptive Trading and Market Timing” after the second paragraph under “Deterrence”:

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

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Range of Expenses and Illustrations:

The information included in the table that reflects the range of expenses and the explanation and illustrations contained in Appendix C is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS